UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2024

Aquestive Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive

Warren, NJ 07059

(908) 941-1900

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On March 19, 2024, Aquestive Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company and Leerink Partners LLC and Piper Sandler & Co., as representatives of the several underwriters named therein (the “Underwriters”), relating to an underwritten public offering of 16,666,667 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a public offering price of $4.50 per share. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 2,500,000 shares of its common stock at the public offering price, less underwriting discounts and commissions.

The net proceeds to the Company from the offering are expected to be approximately $69.8 million, after deducting the underwriting discount and estimated offering expenses payable by the Company. All of the shares of Common Stock in the offering are being sold by the Company.

The closing of the offering is expected to occur on March 22, 2024, subject to customary closing conditions. The Company intends to use the net proceeds received from the offering, together with its existing cash and cash equivalents, primarily to advance the development and commercialization of its product pipeline, including Anaphylm™ (epinephrine) Sublingual Film for the treatment of severe life-threatening allergic reactions, including anaphylaxis, and Libervant™ (diazepam) Buccal Film for the treatment of seizure clusters in epilepsy patients aged two to five, and for working capital, capital expenditures and general corporate purposes. Based on the Company's current operating plan, it believes that the net proceeds from the offering, together with its existing cash and cash equivalents, will enable the Company to fund its planned operating expenses and capital expenditures through December 2025.

 The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-254775) previously filed with the Securities and Exchange Commission and declared effective on April 5, 2021, and preliminary and final prospectus supplements thereunder.

The Underwriting Agreement contains representations, warranties and covenants of the Company that are customary for transactions of this type and customary conditions to closing. Additionally, the Company has agreed to provide the Underwriters with customary indemnification rights under the Underwriting Agreement.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

A copy of the opinion of Dechert LLP regarding the validity of the Common Stock issued in the offering is attached hereto as Exhibit 5.1.

Item 8.01	Other Events.

On March 19, 2024, the Company issued a press release announcing the launch of the offering and a press release announcing the pricing of the offering. Copies of the press releases are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and are incorporated herein by reference.

Forward-Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about the Company’s expectations with respect to the completion, timing and size of the offering and the expected amount and use of net proceeds from the offering. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the offering. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission, including in the section captioned “Risk Factors” in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023. All forward-looking statements contained in this report speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

Item 9.01           Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 19, 2024, by and among Aquestive Therapeutics, Inc. and Leerink Partners LLC and Piper Sandler & Co., as representatives of the several underwriters named therein
5.1	Opinion of Dechert LLP
23.1	Consent of Dechert LLP (included in Exhibit 5.1)
99.1	Press Release of the Company issued on March 19, 2024
99.2	Press Release of the Company issued on March 19, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2024	Aquestive Therapeutics, Inc.

	By:	/s/ A. Ernest Toth, Jr.
Name: A. Ernest Toth, Jr.
Title: Chief Financial Officer
(Principal Financial Officer)